UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 17, 2013

LGI HOMES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36126	46-3088013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1450 Lake Robbins Drive, Suite 430, The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

(281) 362-8998

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On December 17, 2013, LGI Homes, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and nine months ended September 30, 2013. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

None of the information furnished in this Item 2.02 and the accompanying exhibit will be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure.

The information set forth in Item 2.02 above and in Exhibit 99.1 to this Current Report on Form 8-K is incorporated herein by reference.

None of the information furnished in this Item 7.01 will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of LGI Homes, Inc. issued on December 17, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LGI HOMES, INC.

Dated: December 17, 2013	By:	/s/ Eric T. Lipar
Eric T. Lipar
Chief Executive Officer and
Chairman of the Board

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of LGI Homes, Inc. issued on December 17, 2013